UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 7, 2017

Hines Real Estate Investment Trust, Inc.
__________________________________________
 (Exact name of registrant as specified in its charter)

Maryland	000-50805	20-0138854
____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas		77056-6118
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

The disclosure set forth below under Item 5.03 with respect to the filing of the Articles of Dissolution is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 7, 2017, Hines Real Estate Investment Trust, Inc. (the “Company”) filed its Articles of Dissolution with the State Department of Assessments and Taxation of Maryland pursuant to a plan of complete liquidation and dissolution (the “Plan”) adopted by its board of directors on June 29, 2016 and approved by its stockholders on November 7, 2016. The Articles of Dissolution became effective upon filing. In connection with the Company’s filing of its Articles of Dissolution, the Company will cease filing periodic reports under Section 13(a) and Section 15(d) of the Securities Exchange Act of 1934, as amended, beginning with its annual report on Form 10-K for the year ended December 31, 2016. Although the Company will cease filing these reports, the Company will disclose in Current Reports on Form 8-K any material developments, including material developments relating to (i) its liquidation, including the amounts of any liquidating distributions or other material payments and expenses, (ii) its dissolution, and (iii) the Gamburg v. Hines Real Estate Investment Trust, Inc., et. al. litigation. Additionally, the Company will file a final Current Report on Form 8-K and a Form 15 to deregister its common stock when the dissolution and winding up of the Company is complete. For additional information regarding the Company’s dissolution, please see the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 23, 2016. A copy of the Articles of Dissolution is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

Item 8.01 Other Events.

On March 7, 2017, the Company’s board of directors determined to amend the Plan in order to express its intent that the Company will remain in existence as a corporation for federal income tax purposes following the filing of the Articles of Dissolution until it makes its final liquidating distribution.  A copy of the Plan, as amended, is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These forward-looking statements include, among others, statements about future filings to be made with the Securities and Exchange Commission by the Company. Forward-looking statements generally can be identified by the use of words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “will,” or similar words or phrases intended to identify information that is not historical in nature. These risks and uncertainties include, without limitation, unanticipated difficulties in executing the Plan and the other risks and uncertainties described in the reports filed by the Company with the Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. Any forward-looking statement speaks only as of the date of this filing. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information or developments, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits

2.1    Amendment No.1 to the Plan of Complete Liquidation and Dissolution
4.1    Articles of Dissolution

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HINES REAL ESTATE INVESTMENT TRUST, INC.

March 7, 2017	By:	/s/ J. Shea Morgenroth
J. Shea Morgenroth
Chief Accounting Officer and Treasurer

Exhibit Index

Exhibit No.	Description
2.1	Amendment No.1 to the Plan of Complete Liquidation and Dissolution
4.1	Articles of Dissolution